                                FOURTH AMENDMENT

         THIS FOURTH AMENDMENT dated as of November 10, 2004 (this "Amendment")
amends the Credit Agreement dated as of July 16, 2001 (as previously amended, the "Credit Agreement") among American Italian Pasta Company (the "Company"), various financial institutions (the "Lenders") and Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent"). Capitalized terms used but not otherwise defined herein have the respective meanings given to them in the Credit Agreement.

         WHEREAS, the Company, the Lenders and the Administrative Agent have entered into the Credit Agreement; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as more fully set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3, the Credit Agreement is amended as follows:

         1.1 Additional Definitions. The following new definitions are added to the Credit Agreement in appropriate sequence:

                  Collateral Access Agreement means an agreement, in form and substance reasonably acceptable to the Administrative Agent, between the Administrative Agent and a third party relating to inventory of the
         Company or any Guarantor located on the property of such third party.

                  Mortgage means a mortgage or deed of trust executed by the
         Company or any Guarantor in form and substance reasonably acceptable to the Administrative Agent.

                  Security Agreement means a Security Agreement executed by the
         Company and the Guarantors in form and substance reasonably acceptable to the Administrative Agent.

         1.2 Amendments to Definitions.

         (a) The definition of "Collateral Documents" is amended in its entirety to read as follows:

                  Collateral Documents means the Pledge Agreement, the
         Membership Interest Pledge Agreement, each Collateral Partnership
         Assignment, the Security Agreement, each Collateral Access Agreement, each Mortgage and any other agreement pursuant to which the Company or any Guarantor grants collateral to the Administrative Agent for the benefit of the Lenders.

         (b) The definition of "Consolidated EBITDA" is amended in its entirety to read as follows:

               Consolidated EBITDA means, with respect to the Company and its
          Subsidiaries for any period, an amount equal to the sum of (a)
          Consolidated Net Income for such period plus (b) to the extent deducted in determining such Consolidated Net Income for such period,
          Interest Expense, income tax expense, depreciation and amortization plus (c) all Special Charges incurred during such period plus (d) to the extent incurred during such period (and after September 30, 2004), the first $20,000,000 of non-cash asset impairment charges pursuant to
          FASB Statement No. 142 and associated with the pasta brands and/or the manufacturing facilities of the Company and its Subsidiaries plus (e)
          to the extent incurred during such period (and after September 30,
          2004), all non-cash expenses related to the granting of stock options and restricted stock to officers of the Company and its Subsidiaries;
          provided that, for purposes of determining Consolidated EBITDA, (i)
          the consolidated net income of any Person (or division or similar business unit) acquired by the Company or any Subsidiary during such period (plus, to the extent deducted in determining such consolidated net income, interest expense, income tax expense, depreciation and amortization of such Person (or division or business unit)) shall be included on a pro forma basis for the portion of such period prior to the date of such Acquisition (as if the consummation of such
          Acquisition and the incurrence or assumption of any Debt in connection therewith occurred on the first day of such period) and (ii) the consolidated net income of any Person (or division or similar business unit) disposed of by the Company or any Subsidiary during such period
          (plus, to the extent deducted in determining such consolidated net income, interest expense, income tax expense, depreciation and amortization of such Person (or division or business unit)) shall be excluded on a pro forma basis for the portion of such period prior to the date of such disposition (as if the consummation of such disposition occurred on the first day of such period).

         (c) The definition of "Fixed Charge Coverage Ratio" is amended by replacing the reference to "$15,000,000" in clause (a)(ii) thereof with
"$10,000,000".

         (d) The definition of "Special Charges" is amended in its entirety to read as follows:

               Special Charges means (a) the first $26,000,000 of non-recurring charges and expenses of the Company and its consolidated Subsidiaries incurred during the last two Fiscal Quarters of Fiscal Year 2004 and
          (b) the first $10,000,000 of non-recurring, non-cash charges and expenses of the Company and its consolidated Subsidiaries incurred during Fiscal Year 2005, in each case in connection with (i)
          production curtailment and inventory reductions, (ii) the development and start-up of new reduced-carbohydrate product lines, (iii) initial consumer advertising and promotion for such new reduced-carbohydrate product lines, (iv) the restructuring of the businesses of the Company and its consolidated Subsidiaries or (v) other related activities to the extent disclosed in writing to the Administrative Agent and the
          Lenders prior to the date of effectiveness of the Fourth Amendment to this Agreement.

         1.3 Amendment to Section 10.6.1. Section 10.6.1 of the Credit Agreement
is amended in its entirety to read as follows:

                                      -2-

                  10.6.1 Minimum Fixed Charge Coverage Ratio. Not permit the
         Fixed Charge Coverage Ratio for any Computation Period to be less than the applicable ratio set forth below for such Computation Period:

                               Computation Period(s) Ending                           Minimum Fixed Charge
                                                                                           Coverage
                                                                                            Ratio
                        Fourth Fiscal Quarter of Fiscal Year 2004                         1.15 to 1.0
                         First Fiscal Quarter of Fiscal Year 2005                         1.05 to 1.0
                        Second Fiscal Quarter of Fiscal Year 2005                         1.10 to 1.0
                         Third Fiscal Quarter of Fiscal Year 2005                         1.15 to 1.0
                        Fourth Fiscal Quarter of Fiscal Year 2005                         1.20 to 1.0
                 First Fiscal Quarter of Fiscal Year 2006 and thereafter                  1.25 to 1.0

         1.4 Amendment to Section 10.6.2. Section 10.6.2 of the Credit Agreement
is amended in its entirety to read as follows:

               10.6.2 Maximum Leverage Ratio. Not permit the Leverage Ratio for any Computation Period to exceed the applicable ratio set forth below for such Computation Period:

                               Computation Period(s) Ending                                Maximum
                                                                                           Leverage
                                                                                            Ratio

                      Fourth Fiscal Quarter of Fiscal Year 2004 and                       4.75 to 1.0
                         First Fiscal Quarter of Fiscal Year 2005
                        Second Fiscal Quarter of Fiscal Year 2005                         4.50 to 1.0
                         Third Fiscal Quarter of Fiscal Year 2005                         4.25 to 1.0
                        Fourth Fiscal Quarter of Fiscal Year 2005                         4.00 to 1.0
                   First and Second Fiscal Quarters of Fiscal Year 2006                   3.75 to 1.0
                 Third Fiscal Quarter of Fiscal Year 2006 and thereafter                  3.50 to 1.0.

         1.5 Amendment to Section 10.6.4. Section 10.6.4 of the Credit Agreement
is amended in its entirety to read as follows:

                  10.6.4 Minimum Consolidated EBITDA. Not permit Consolidated
         EBITDA for any Computation Period to be less than the applicable amount set forth below for such Computation Period:

                               Computation Period(s) Ending                           Minimum Consolidated
                                                                                             EBITDA

                                      -3-

                      Fourth Fiscal Quarter of Fiscal Year 2004 and                       $60,000,000
                         First Fiscal Quarter of Fiscal Year 2005
                        Second Fiscal Quarter of Fiscal Year 2005                         $61,000,000
                         Third Fiscal Quarter of Fiscal Year 2005                         $62,500,000
                 Fourth Fiscal Quarter of Fiscal Year 2005 and thereafter                 $70,000,000

         1.6 Amendment to Schedule 1.1(b). Schedule 1.1(b) to the Credit
Agreement is replaced with Schedule 1.1(b) hereto.

         SECTION 2. Representations and Warranties. The Company represents and warrants to the Administrative Agent and the Lenders that, after giving effect to the effectiveness hereof:

         (a) each warranty set forth in Section 9 of the Credit Agreement, as amended hereby (as so amended, the "Amended Credit Agreement"), is true and correct in all material respects as of the date of the execution and delivery of this Amendment by the Company, with the same effect as if made on such date;

         (b) no Event of Default or Unmatured Event of Default exists; and

         (c) since October 3, 2003, there has been no Material Adverse Effect.

The Required Lenders acknowledge and agree that the events and circumstances in connection with the Company's "Right-Sizing and Restructuring Program"
previously disclosed in writing to the Lenders (including the incurrence of
Special Charges) do not constitute a Material Adverse Effect.

         SECTION 3. Effectiveness. This Amendment shall become effective when the Administrative Agent shall have received the following:

         (a) counterparts of this Amendment executed by the Company and the
Required Lenders;

         (b) evidence that the Company has paid all accrued and invoiced fees and expenses of the Administrative Agent and the Arranger (including reasonable attorneys' fees);

         (c) an amendment fee for each Lender that delivers to the
Administrative Agent (i) an executed consent to this Amendment (substantially in the form posted to Intralinks by the Administrative Agent on October 29, 2004)
no later than 5:00 p.m. (Chicago time) on November 3, 2004; and (ii) an executed signature page to this Amendment no later than 5:00 p.m. (Chicago time) on
November 9, 2004, such fee to be in an amount equal to 0.10% of the amount of such Lender's Commitment on the date this Amendment becomes effective;

         (d) a Confirmation substantially in the form of Exhibit A;

         (e) the Security Agreement executed by the Company and each Guarantor;

                                      -4-

         (f) an executed Mortgage with respect to the properties owned or leased by the Company or a Guarantor located in Maricopa County, Arizona, Clay County,
Missouri, Richland County, South Carolina (excluding an undeveloped tract of approximately two acres that the Company anticipates will be sold within six months) and Kenosha County, Wisconsin;

         (g) Uniform Commercial Code financing statements (or amendments to existing Uniform Commercial Code financing statements) covering the collateral granted under the Security Agreement, together with documents sufficient to terminate existing Liens on such collateral to the extent that such Liens are not permitted by the Credit Agreement;

         (h) an opinion of Blackwell Sanders Peper Martin LLP, counsel to the
Company and the Guarantors, in form and substance reasonably satisfactory to the
Administrative Agent;

         (i) evidence satisfactory to the Administrative Agent of the existence of insurance required to be maintained pursuant to the Credit Agreement and the
Security Agreement, together with evidence that the Administrative Agent has been named as a lender's loss payee and that the Administrative Agent and the
Lenders have been named as additional insureds on all related insurance policies; and

         (j) such other documents as the Administrative Agent may reasonably request.

SECTION 4.        Miscellaneous.

         4.1 Continuing Effectiveness, etc. As herein amended, the Credit
Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Credit Agreement to "this Agreement" and in the other Loan
Documents to the "Credit Agreement" or similar terms shall refer to the Amended
Credit Agreement.

         4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         4.3 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such state.

         4.4 Successors and Assigns. This Amendment shall be binding upon the
Company, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the
Lenders and the Administrative Agent and the respective successors and assigns of the Lenders and the Administrative Agent.

         4.5 Delivery of Real Estate Documents.

         (a) The Company agrees to use its best efforts to deliver, or to cause to be delivered, to the Administrative Agent an appropriate Collateral Access
Agreement with respect to each warehouse or other facility where the Company or any Guarantor maintains any inventory (excluding facilities owned by the Company or a Guarantor); it being understood that (i)

                                      -5-

with respect to existing facilities, the Company shall endeavor to deliver such
Collateral Access Agreements not less than 60 days after the date hereof and
(ii) with respect to any other Facility, the Company shall deliver such a
Collateral Access Agreement prior to delivery of any inventory to such facility.

         (b) The Company agrees that it will cause to be delivered to the
Administrative Agent, within 60 days after the date hereof, the following with respect to each parcel of real property subjected to a Mortgage on the date hereof:

               (i) an ALTA Loan Title Insurance Policy, issued by an insurer acceptable to the Administrative Agent, insuring the Administrative
          Agent's Lien on such real property and containing such endorsements as the Administrative Agent may reasonably require (it being understood that the amount of coverage, exceptions to coverage and status of title set forth in such policy shall be acceptable to the
          Administrative Agent);

               (ii) copies of all documents of record concerning such real property as shown on the commitment for the ALTA Loan Title Insurance
          Policy referred to above; and

               (iii) a flood insurance policy concerning such real property, reasonably satisfactory to the Administrative Agent, if required by the Flood Disaster Protection Act of 1973 (or evidence that such flood insurance policy is not so required).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                      -6-

         Delivered as of the day and year first above written.

                                AMERICAN ITALIAN PASTA COMPANY

                                By:  /s/ George  D. Shadid
                                   ---------------------------------------
                                Name:    George D. Shadid
                                   ---------------------------------------
                                Title:   Executive Vice President/
                                         Chief Financial Officer
                                   ---------------------------------------

                                      -7-

                                BANK OF AMERICA, N.A., as Administrative Agent

                                By:  /s/ Jeffrey T. White
                                   ---------------------------------------
                                Name:    Jeffery T. White
                                   ---------------------------------------
                                Title:   Assistant Vice President
                                   ---------------------------------------

                                      -8-

                                BANK OF AMERICA, N.A., as a Lender

                                By:   /s/ John P. Mills
                                   ---------------------------------------
                                Name:     John P. Mills
                                   ---------------------------------------
                                Title:    Vice President
                                   ---------------------------------------

                                      -9-

                                BANK ONE, NA, with its main office in Chicago, IL, as
                                Documentation Agent and as a Lender

                                By:   /s/ Danielle M. Clark
                                   ---------------------------------------
                                Name:     Danielle M. Clark
                                   ---------------------------------------
                                Title:    FVP
                                   ---------------------------------------

                                      -10-

                                U.S. BANK NATIONAL
                                ASSOCIATION, as Syndication
                                Agent and as a Lender

                                By:
                                Name: _________________________________
                                Title: __________________________________

                                      -11-

                                ING CAPITAL LLC

                                By:   /s/ Bill Redmond
                                   ---------------------------------------
                                Name:     William B. Redmond
                                   ---------------------------------------
                                Title:    Managing Director
                                   ---------------------------------------

                                      -12-

                                KEYBANK NATIONAL ASSOCIATION, as Co-Agent and as a Lender

                                By:  /s/ Brendan A. Lawlor
                                   ---------------------------------------
                                Name:    Brendan A. Lawlor
                                   ---------------------------------------
                                Title:   SVP
                                   ---------------------------------------

                                      -13-

                                COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,
                                "RABOBANK NEDERLAND", NEW YORK BRANCH, as Co-Agent and as a

                                By:   /s/ Brad Peterson
                                   ---------------------------------------
                                Name:     Brad Peterson
                                   ---------------------------------------
                                Title: Executive Director
                                   ---------------------------------------

                                By:   /s/ Brett Delfino
                                   ---------------------------------------
                                Name:     Brett Delfino
                                   ---------------------------------------
                                Title:    Executive Director
                                   ---------------------------------------

                                      -14-

                                WELLS FARGO BANK, N.A., as Co-Agent and as a Lender

                                By:  /s/ Wayne C. Lewis
                                   ---------------------------------------
                                Name:    Wayne C. Lewis
                                   ---------------------------------------
                                Title:   Vice President
                                   ---------------------------------------

                                      -15-

                                BANCA NAZIONALE DEL LAVORO S.P.A.

                                By:  /s/ Filippo Celtaneo
                                   ---------------------------------------
                                Name:    Fillippo Celtaneo
                                   ---------------------------------------
                                Title: Relationship Manager
                                   ---------------------------------------

                                By:  /s/ Franco Di Mario
                                   ---------------------------------------
                                Name:     Franco Di Mario
                                   ---------------------------------------
                                Title:   Senior Manager
                                   ---------------------------------------

                                      -16-

                                THE BANK OF NEW YORK

                                By:____________________________________
                                Name: _________________________________
                                Title: __________________________________

                                      -17-

                                COMERICA BANK

                                By:  /s/ Mark Leveille
                                   --------------------------------------
                                Name:    Mark Leveille
                                   --------------------------------------
                                Title:   CBO
                                   --------------------------------------

                                      -18-

                                COMMERCE BANK, N.A.

                                By:____________________________________
                                Name: _________________________________
                                Title: __________________________________

                                      -19-

                                SUNTRUST BANK, as Co-Agent and as a Lender

                                By: /s/ Hugh E. Brown
                                   --------------------------------------
                                Name:   Hugh E. Brown
                                   --------------------------------------
                                Title:   Vice President
                                   --------------------------------------

                                      -20-

                                UNICREDITO ITALIANO

                                By:____________________________________
                                Name: _________________________________
                                Title: __________________________________

                                By:____________________________________
                                Name: _________________________________
                                Title: __________________________________

                                      -21-

                                UMB BANK, N.A.

                                By:  /s/ David Proffitt
                                   --------------------------------------
                                Name:    David Proffitt
                                   --------------------------------------
                                Title:   Senior Vice President
                                   --------------------------------------

                                      -22-

                                COBANK, ACB

                                By:  /s/ S. Richard Dill
                                   --------------------------------------
                                Name:    S. Richard Dill
                                   --------------------------------------
                                Title:   Vice President
                                   --------------------------------------

                                      -23-

                                FARM CREDIT SERVICES OF MINNESOTA VALLEY PCA D/B/A FCS
                                COMMERCIAL FINANCE GROUP

                                By:  /s/ James M. Grafing
                                   --------------------------------------
                                Name:    James M. Grafing
                                   --------------------------------------
                                Title:   Senior Vice President - Syndicated
                                         Finance
                                   --------------------------------------

                                      -24-

                                AGFIRST, FCB

                                By:  /s/ Bruce Fortner
                                   --------------------------------------
                                Name:    Bruce Fortner
                                   --------------------------------------
                                Title:   Vice President
                                   --------------------------------------

                                      -25-

                              U.S. AGBANK, FCB (f/k/a
                              Farm Credit Bank of Wichita)

                              By:  /s/ Greg E. Somerholder
                                   ------------------------------------
                              Name:    Greg E. Somerholder
                                   ------------------------------------
                              Title:   Vice President
                                   ------------------------------------

                                      -26-

                              FARM CREDIT SERVICES OF AMERICA, PCA

                              By:   /s/ Steven L. Moore
                                   ------------------------------------
                              Name:     Steven L. Moore
                                   ------------------------------------
                              Title:    Vice President
                                   ------------------------------------

                                      -27-

                              GREENSTONE FARM CREDIT SERVICES, FLCA

                              By:   /s/ Alfred S. Compton, Jr.
                                   ------------------------------------
                              Name:     Alfred S. Compton, Jr.
                                   ------------------------------------
                              Title:    VP/Sr. Lending Officer
                                   ------------------------------------

                                      -28-

                              NORTHWEST FARM CREDIT SERVICES, PCA

                              By:   /s/ Carol Magness
                                   ------------------------------------
                              Name:     Carol Magness
                                   ------------------------------------
                              Title:    Vice President
                                   ------------------------------------

                                      -29-

                                    EXHIBIT A

                                  CONFIRMATION

                          Dated as of November 10, 2004

To:  Bank of America, N.A., individually and as administrative agent (in such capacity, the "Administrative Agent"), and the other financial institutions that are parties to the Credit Agreement referred to below

     Please refer to the following:

         (a) the Credit Agreement dated as of July 16, 2001 (as previously amended, the "Credit Agreement") among American Italian Pasta Company (the
"Company"), various financial institutions and the Administrative Agent;

         (b) the Fourth Amendment to the Credit Agreement dated as of the date hereof (the "Fourth Amendment"; the Credit Agreement, as amended by the Fourth
Amendment, is referred to as the "Amended Credit Agreement");

         (c) the Guaranty dated as of July 16, 2001 by each of the undersigned
(other than the Company) in favor of the Administrative Agent (the "Guaranty");
and

         (d) each Collateral Document executed by one or more of the undersigned on or prior to the date hereof.

         Each document referred to in items (c) and (d) above is called a
"Credit Document". Capitalized terms used but not defined herein shall have the respective meanings set forth in the Amended Credit Agreement.

         Each of the undersigned hereby confirms to the Lenders and the
Administrative Agent that each Credit Document to which such undersigned is a party continues in full force and effect on the date hereof after giving effect to the Fourth Amendment and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms.

         Each of the undersigned hereby confirms and agrees that (a) the obligations and liabilities guaranteed under the Guaranty and secured under each
Credit Document include all obligations and liabilities of the Company under the
Amended Credit Agreement and (b) each reference in each Credit Document to the
"Credit Agreement" shall, on and after the date hereof, be deemed to be a reference to the Amended Credit Agreement.

                         [SIGNATURES BEGIN ON NEXT PAGE]

         IN WITNESS WHEREOF, the undersigned have executed this Confirmation as the date first above written.

                                  AMERICAN ITALIAN PASTA COMPANY

                                  By: _________________________________
                                  Name: ______________________________
                                  Title: ________________________________

                                  AIPC FINANCE, INC.

                                  By: _________________________________
                                  Name: ______________________________
                                  Title: ________________________________

                                  AIPC SALES CO.

                                  By: _________________________________
                                  Name: ______________________________
                                  Title: ________________________________

                                  AIPC WISCONSIN, LIMITED PARTNERSHIP

                                  By:  America Italian Pasta Company, its
                                        General Partner

                                        By: ___________________________
                                        Name: _________________________
                                        Title: __________________________

                                  AIPC MISSOURI, LLC

                                  By:  American Italian Pasta Company, its
                                  Managing Member

                                        By: ___________________________
                                        Name: _________________________
                                        Title: __________________________

                                  AIPC SOUTH CAROLINA, INC.

                                  By: _________________________________
                                  Name: ______________________________
                                  Title: ________________________________

                                  AIPC ARIZONA, LLC

                                  By:  AIPC Finance, Inc., its sole Member

                                        By: ___________________________
                                        Name: _________________________
                                        Title: __________________________

                                 SCHEDULE 1.1(b)

                                PRICING SCHEDULE

         The Applicable Eurocurrency Margin, the Applicable Base Rate Margin,
the Non-Use Fee Rate and the LC Fee Rate shall be determined based on the applicable Leverage Ratio as set forth below.

                       Applicable Eurocurrency
                        Margin/LC Fee Rate for              Applicable Base
Level                     Letters of Credit                   Rate Margin             Non-Use Fee Rate
-----                     -----------------                   -----------             ----------------
Level I                         0.625%                          0.000%                     0.150%
Level II                        0.750%                          0.000%                     0.175%
Level III                       0.875%                          0.000%                     0.200%
Level IV                        1.000%                          0.000%                     0.225%
Level V                         1.250%                          0.000%                     0.275%
Level VI                        1.625%                          0.375%                     0.350%
Level VII                       2.000%                          0.750%                     0.400%
Level VIII                      2.375%                          1.125%                     0.475%
Level IX                        2.750%                          1.500%                     0.550%
Level X                         3.125%                          1.875%                     0.625%
Level XI                        3.500%                          2.250%                     0.700%

         Level I applies when the Leverage Ratio is less than or equal to 1.00 to 1.

         Level II applies when the Leverage Ratio is greater than 1.00 to 1 but less than or equal to 1.50 to 1.

         Level III applies when the Leverage Ratio is greater than 1.50 to 1 but less than or equal to 2.00 to 1.

         Level IV applies when the Leverage Ratio is greater than 2.00 to 1 but less than or equal to 2.50 to 1.

         Level V applies when the Leverage Ratio is greater than 2.50 to 1 but less than or equal to 3.00 to 1.

         Level VI applies when the Leverage Ratio is greater than 3.00 to 1 but less than or equal to 3.25 to 1.

         Level VII applies when the Leverage Ratio is greater than 3.25 to 1 but less than or equal to 3.50 to 1.

         Level VIII applies when the Leverage Ratio is greater than 3.50 to 1 but less than or equal to 3.75 to 1.

         Level IX applies when the Leverage Ratio is greater than 3.75 to 1 but less or equal to 4.00 to 1.

         Level X applies when the Leverage Ratio is greater than 4.00 to 1 but less than or equal to 4.25 to 1.

         Level XI applies when the Leverage Ratio is greater than 4.25 to 1.

         The applicable Level shall be adjusted, to the extent applicable, 45 days (or, in the case of the last Fiscal Quarter of any Fiscal Year, 90 days)
after the end of each Fiscal Quarter based on the Leverage Ratio as of the last day of such Fiscal Quarter; provided that if the Company fails to deliver the financial statements required by Section 10.1.1 or 10.1.2, as applicable, by the due date therefor, Level XI shall apply from such due date until such financial statements are delivered; and provided, further, that if, pursuant to the proviso to the definition thereof, Consolidated EBITDA increases or decreases on a pro forma basis as the result of an Acquisition or disposition, then the applicable Level shall be immediately adjusted, if applicable, on the date on which such Acquisition or disposition is consummated (giving effect to such increase or decrease in Consolidated EBITDA and any change in the amount of
Funded Debt then outstanding). Any adjustment to a Level shall apply immediately for all outstanding Loans and Letters of Credit.